PLAYERS LAKE CHARLES, LLC
                    SHOWBOAT STAR PARTNERSHIP
                     507 No. Lakeshore Drive
                     Lake Charles, LA 70601


                         March 24, 1998


CITY OF LAKE CHARLES, LOUISIANA
326 Pujo Street
Lake Charles, LA 70601
ATTN:  Hon. Willie L. Mount, Mayor

                      Re:         Development  &  Admission   Fee
Agreement
                           among   Players  Lake  Charles,   LLC,
Showboat                           Star Partnership, and the City
of Lake Charles,                             Louisiana

Dear Mayor Mount:

      Please have this letter confirm certain aspects of our agreements concerning the authorization, execution and delivery of the captioned agreement (the "Admission Fee Agreement"), and regarding certain aspects of the Admission Fee Agreement. Capitalized terms not specifically defined herein are used as defined in the Admission Fee Agreement, unless the context clearly requires otherwise. This letter shall constitute a part of the Admission Fee Agreement, and shall not be merged into or superseded by the Admission Fee Agreement.

     Specifically, we have agreed as follows:

      1. Education Fee Challenge. Effective when and if the Admission Fee Agreement becomes effective, Operators agree that they will not undertake, nor cause any other person or entity to undertake on their behalf, any judicial challenge to the statutory authority for the Education Fee. The City and Educational Institutions acknowledge and agree that, notwithstanding the foregoing, Operators shall retain (and Operators hereby reserve and do not waive) the benefit of any such judicial determination, or any rights with respect thereto.

     2.   Conditions to Effectiveness of Admission Fee Agreement.

      (a) The Operators, the City and each of the Educational Institutions acknowledge and agree that the Admission Fee Agreement shall not be effective for any purpose, nor binding on any party thereto (or joining in the execution thereof), unless and until the following conditions have been satisfied:

           (i) Prior to the April 23, 1998 (the "Date"), the form of Admission Fee Agreement presented to the City immediately prior to the meeting of the Lake Charles City Council on March 24, 1998 is revised to remove the Calcasieu Parish Police Jury as a signatory thereto (with appropriate corresponding changes to the text thereof);

           (ii) Prior to the Date, Operators and the Calcasieu Parish Police Jury shall have entered into arrangements, or the Calcasieu Parish Police Jury shall have taken actions, in either case satisfactory to Operators, as necessary in the sole determination of Operators to confirm and safeguard the benefits to Operators of the agreements among the City, the Operators and the Educational Institutions under the current form of the Admission Fee Agreement;

          (iii) Each of them has, prior to the Date: (A) obtained all necessary authorization(s) and approval(s) for the execution, delivery and performance of the Admission Fee Agreement from its Board of Directors, City Council or other governing body; and (2) actually executed and delivered the Admission Fee Agreement, as revised as contemplated under clause (i) hereof.

      (b) The Operators shall, prior to the Date, provide to the City a Certificate of Secretary regarding the approval, if any, of the Admission Fee Agreement by the Board of Directors of Players International, Inc. The City shall, prior to the Date, provide to the Operators a copy of the Ordinance or other approval of the Admission Fee Agreement by the Lake Charles City Council. Execution and delivery of the Admission Fee Agreement by each Educational Institution shall constitute a representation and warranty by it, on which each other signatory may rely, that such Educational Institution has obtained all necessary approvals for its valid execution, delivery and performance of the Admission Fee Agreement. On the satisfaction of the condition set forth in clause (a)(ii) hereof prior to the Date, the Operators shall provide written notice of such satisfaction to the City.

     3.   Interim Payments.

      (a) Notwithstanding that the Admission Fee Agreement shall not be effective unless and until the conditions set forth in
Section 2 hereof have been satisfied, Operators hereby agree to make the payments of the Admission Fee (as described in Section
1.1 of the Admission Fee Agreement) from the Effective Date (which is March 1, 1998) until the earlier of: (i) the satisfaction of all conditions set forth in Section 2 hereof; or
(ii) the Date, if all such conditions have not by then been satisfied (the "Interim Payments").

      (b) If all the conditions set forth in Section 2 hereof have been satisfied prior to the Date, then Operators' obligation to make payments hereunder shall automatically terminate under this letter, but shall continue under the Admission Fee Agreement as if it had been fully executed and delivered, and fully effective, on and as of March 24, 1998.

      (c) If all the conditions set forth in Section 2 hereof have not been satisfied prior to the Date, then Operators' obligation to make payments hereunder shall automatically terminate and be of no further force or effect as of the Date, ; and thereupon, the Admission Fee Agreement will be and become void and of no force or effect, as if it had never been executed.

     (d) If the Admission Fee Agreement becomes void as provided in subsection (c) above, then each of the Operators, the City and the Educational Institutions shall have all rights and remedies with respect to the Actions, the Section 27:93A Fees and the other issues discussed in the Admission Fee Agreement, at law or in equity, as they may have had prior to the negotiation and drafting thereof. In addition, if the Admission Fee Agreement becomes void as provided in subsection (c), above, the Interim Payments already made by Operators shall be applied against any
Section 27:93A Fees accrued between the date of this letter and the date the Admission Fee Agreement becomes void as aforesaid. The Operators, the City and the Educational Institutions acknowledge and agree that both the Admission Fee Agreement and this letter have been prepared, distributed and negotiated in an attempt to settle existing disputes and existing litigation. Therefore, if the Admission Fee Agreement becomes void as provided in subsection (c), above, neither the Admission Fee Agreement nor this letter shall be admissible as evidence in the Actions.

      (e) By executing this letter and making the Interim Payments, Operators do not admit any liability of any kind, and do not waive or release (and shall not be deemed or construed to have waived or released) any rights or remedies available to Operators, at law or in equity, with respect to the Actions, the
Section 27:93A Fees and the other issues discussed in the Admission Fee Agreement, at law or in equity, as they may have had prior to the negotiation and drafting thereof.

      (f)   Notwithstanding  Section 3.4  of  the  Admission  Fee
Agreement, the Actions shall not be dismissed unless and until the Admission Fee Agreement becomes effective hereunder.

      4. Counterpart Execution. To facilitate execution, this letter agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgments of each of the parties hereto.


If this letter accurately reflects our agreement concerning the Admission Fee Agreement and the subject matter thereof, kindly countersign it where indicated below and return the fully executed letter to the undersigned. Upon complete execution, this letter will be effective as of the date hereof, as set forth above.

                              PLAYERS LAKE CHARLES, LLC


                              _____________________________

                              SHOWBOAT STAR PARTNERSHIP


                              _____________________________

AGREED TO AND ACCEPTED:

CITY OF LAKE CHARLES, LOUISIANA


_________________________________

McNEESE STATE UNIVERSITY


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SOWELA TECHNICAL INSTITUTE


________________________________


CALCASIEU PARISH SCHOOL BOARD


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AC 160594